SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549
                            ___________________

                                   FORM 8-K
                               CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2001

                              CL&P FUNDING LLC
                (Exact Name of Registrant as specified in charter)

Delaware                      333-53866                  06-0950444
(State or Other              Commission                 jurisdiction
of incorporation)            file number)              (IRS employer
                                                     identification no.)

           107 Selden Street, Berlin CT                 06037-1616
       (Address of principal executive offices)         (Zip code)

         Registrant's telephone number, including area code:

                             (860) 665-5000

                                 N/A

        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On March 30, 2001, CL&P Funding LLC ("CL&P Funding"), a subsidiary of The Connecticut Light and Power Company ("CL&P"), closed the sale of $1,438,400,000 of notes to Connecticut RRB Special Purpose Trust CL&P-1, a special purpose trust. The trust in turn sold, through underwriters, $1,438,400,000 of rate reduction bonds to the public. The notes were issued in five classes with varying interest rates and maturities. CL&P Funding applied the proceeds of the sale of the notes to the purchase of certain transition property from CL&P. The bonds were issued in five classes, including one floating rate class, each with maturities and other terms identical to the corresponding class of notes. The relevant documentation is set forth in item 7 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not Applicable
(b)     Not Applicable
(c)     Exhibits:
1.1     Underwriting Agreement.                       Dated March 27, 2001
3.2     LLC Agreement                                 Dated Jan 3. 2001
                                                      Amend. March 30, 2001
4.1     Note Indenture.                               Dated March 30, 2001
4.2     Certificate Indenture.                        Dated March 30, 2001
4.3     Declaration of Trust.                         Dated March 23, 2001
4.4     Note (contained in Note Indenture filed as
        Exhibit 4.1).
4.5     Rate Reduction Certificate (contained in
        Certificate Indenture
        filed as Exhibit 4.2).
10.1    Transition Property Purchase and Sale
        Agreement.                                    Dated March 30, 2001
10.2    Transition Property Servicing Agreement.      Dated March 30, 2001
10.3    Note Purchase Agreement.                      Dated March 30, 2001
10.4    Administration Agreement.                     Dated March 30, 2001
10.5    Fee and Indemnity Agreement.                  Dated March 30, 2001
10.6    Swap Agreement.
10.7    Inter-Creditor Agreement with respect to
        accounts receivable arrangement.              Dated March 30, 2001


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 6, 2001                    CL&P Funding LLC



                                        By:     /S/ Randy A. Shoop
                                        Name:   Randy A. Shoop
                                        Title:  President



                                EXHIBIT INDEX

The following designated exhibits are filed herewith:

1.1    Underwriting Agreement.                            Dated March 27, 2001
3.2    LLC Agreement.                                     Dated Jan. 3, 2001
                                                          Amend. March 30, 2001
4.1    Note Indenture.
4.2    Certificate Indenture.                             Dated March 30, 2001
4.3    Declaration of Trust.                              March 23, 2001
4.4    Note (contained in Note Indenture filed as
       Exhibit 4.1).
4.5    Rate Reduction Certificate (contained in Certificate
       Indenture
       filed as Exhibit 4.2).                              Dated March 30, 2001
10.1   Transition Property Purchase and Sale Agreement.    Dated March 30, 2001
10.2   Transition Property Servicing Agreement.            Dated March 30, 2001
10.3   Note Purchase Agreement.                            Dated March 30, 2001
10.4   Administration Agreement.                           Dated March 30, 2001
10.5   Fee and Indemnity Agreement.                        Dated March 30, 2001
10.6   Swap Agreement.	                                   Dated March 30, 2001
10.7   Inter-Creditor Agreement with respect to accounts
       receivable arrangement.                             Dated March 30, 2001